INTANGIBLE ASSETS, NET - Expected amortization expenses (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2024	Dec. 31, 2023
INTANGIBLE ASSETS, NET
2025	¥ 12,317
2026	11,767
2027	11,767
2028	11,126
2029 and years after	29,577
Total	¥ 76,554	¥ 78,730